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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements of Accelerated Networks, Inc. on Form S-8 (Registration Nos. 333-39928, 333-55520 and 333-72194) of our reports dated February 14, 2002, relating to the consolidated financial statements and consolidated financial statement schedule which appear in this Annual Report on Form 10-K.

/s/  PricewaterhouseCoopers LLP

Century City, California
March 29 , 2002